EX 10.1
EXECUTION VERSION
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”) is made and entered into as of May 29, 2026 (the “Fourth Amendment Effective Date”), by and among CACTUS COMPANIES, LLC, a Delaware limited liability company, as borrower (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein have the meaning set forth in the Amended Credit Agreement (as defined below).
RECITALS:
WHEREAS, the Borrower is party to that certain Amended and Restated Credit Agreement, dated as of February 28, 2023 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended by this Fourth Amendment, the “Amended Credit Agreement”), by and among the Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent;
WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth herein; and
WHEREAS, subject to and upon the terms and conditions contained herein, the Lenders party hereto and the Administrative Agent have agreed to the Borrower’s requests as set forth herein.
NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Amendments to the Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, but subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as of the Fourth Amendment Effective Date in the manner provided in this Section 1.
1.1Restated Definitions. The following definitions contained in Section 1.01 of the Credit Agreement are hereby amended and restated in their respective entireties to read in full as follows:
“Amortization Payment Date” means the first Business Day of each January, April, July and October which occurs prior to the Delayed Draw Term Loan Maturity Date, commencing with the first such date to occur after the Delayed Draw Term Loan Commitment Termination Date; provided that in no event shall the first Amortization Payment Date be prior to one full calendar quarter after the Delayed Draw Term Loan Commitment Termination Date.

“Delayed Draw Term Loan Cap” means an amount equal to 85% of the aggregate appraised value of the machinery and equipment owned by the Loan Parties based on the appraisals required by Section 4.03(d)(i).
“Delayed Draw Term Loan Commitment Termination Date” means the earlier of (a) the date upon which Delayed Draw Term Loans have been made in an aggregate amount equal to the lesser of (i) the aggregate Delayed Draw Term Loan Commitment on the Third Amendment Effective Date and (ii) the Delayed Draw Term Loan Cap and (b) December 31, 2026.
“Loan Documents” means, collectively, this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, any Commitment Increase Agreements, any Additional Lender Agreements, any promissory notes issued pursuant to this Agreement, any Letter of Credit applications, the Collateral Documents, each Compliance Certificate, the Loan Guaranty, any Fee Letter and all other agreements, instruments, documents and certificates identified in Section 4.01 executed and delivered by any Loan Party to, or in favor of, the Administrative Agent or any Lender and including all other pledges, powers of attorney, consents, assignments, notices, fee letters, notes, guarantees, contracts, letter of credit agreements, letter of credit applications and any agreements between the Borrower and an Issuing Bank regarding such Issuing Bank’s Issuing Bank Sublimit or the respective rights and obligations between the Borrower and an Issuing Bank in connection with the issuance by such Issuing Bank of Letters of Credit, and all other agreements, instruments and documents, in each case, whether heretofore, now or hereafter executed by or on behalf of any Loan Party, or any employee of any Loan Party in such capacity, and delivered to the Administrative Agent or any Lender in connection with this Agreement or the transactions contemplated hereby. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.
1.2New Definitions. Section 1.01 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:
“Fourth Amendment” means that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of the Fourth Amendment Effective Date, by and among the Borrower, the other Loan Parties party thereto, the Administrative Agent and the Lenders party thereto.
“Fourth Amendment Effective Date” means May 29, 2026.

1.3Amendment to Section 4.03(d) of the Credit Agreement. Section 4.03(d) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(d)Solely for the first Borrowing of Delayed Draw Term Loans hereunder (if applicable), the following:
(i)The Administrative Agent shall have received appraisals of the Collateral constituting Equipment of the Loan Parties from one or more firms engaged directly by the Administrative Agent who shall have no direct or indirect interest, financial or otherwise, in the property being appraised or the Baker Hughes Transaction, which appraisals shall be reasonably satisfactory to the Administrative Agent. The Administrative Agent hereby acknowledges and confirms that the condition set forth in this clause (i) was satisfied by the Equipment appraisal with a report date of October 6, 2025 and an effective date of May 31, 2025.
(ii)The Delayed Draw Term Lenders shall have received true, correct and complete copies of all material documents for the Baker Hughes Transaction, including the Framework Agreement, and all final exhibits, schedules, annexes or other attachments thereto, any amendment, restatement, supplement or other modification of any of the foregoing and any material side letters related to the Framework Agreement. The Framework Agreement and related documentation shall be in form and substance reasonably satisfactory to the Delayed Draw Term Lenders. Each Delayed Draw Term Lender hereby acknowledges and confirms that the conditions set forth in this clause (ii) have been satisfied.
(iii)On the first Delayed Draw Term Loan Funding Date, after giving effect to all Borrowings to be made on such Delayed Draw Term Loan Funding Date and the use of proceeds thereof, the issuance of any Letters of Credit on such Delayed Draw Term Loan Funding Date and the payment of all fees and expenses then due hereunder, Availability shall not be less than $125,000,000.
(iv)The Administrative Agent shall have received a certificate, signed by a Financial Officer of the Borrower, dated as of the first Delayed Draw Term Loan Funding Date, (A) stating that no Default or Event of Default has occurred and is continuing, (B) stating that the representations and warranties contained in the Loan Documents are true and correct in all material respects (except with respect to any representation and warranty qualified as to materiality, in which case that such representation and warranty is true and correct) as of such date (except to the extent that such representation and warranty relates to an earlier date, in which case that such representation and warranty is true and correct in all material respects (except with respect to any representation and warranty qualified as to materiality, in which case that such representation and warranty is true and correct) as of such earlier date), (C) stating that Availability for the Borrower is equal to or greater than $125,000,000 after giving effect to all Borrowings to be made on such Delayed Draw Term Loan Funding Date and the use of proceeds thereof, the issuance of any Letters of Credit on such Delayed Draw Term Loan Funding Date and (D) stating that the Borrower is in pro forma compliance, as of the end of the most recently ended fiscal quarter for which financial statements have been (or were required to be) delivered hereunder and after giving effect to such Borrowing of Delayed Draw Term Loans, with the financial covenants contained in Section 6.12 (whether or not then tested) and attaching calculations or supporting documentation, as applicable, for this clause (D).
1.4Amendment to Section 5.08(a) of the Credit Agreement. Section 5.08(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(a)On the Effective Date, the proceeds of the Loans and the Letters of Credit will be used only to (i) finance the Effective Date Acquisition and related transaction fees and expense, (ii) refinance existing Indebtedness of the Loan Parties, and (iii) finance expenses incurred in connection with the Transactions. After the Effective Date, (x) the proceeds of the Revolving Loans and the Letters of Credit will be used only for the working capital needs, capital expenditures and other general corporate purposes of the Loan Parties and their Subsidiaries in the ordinary course of business, including, without limitation, to finance Permitted Acquisitions and expenses incurred in connection therewith and (y) the proceeds of the Delayed Draw Term Loans will be used only to finance the acquisition by the Borrower of limited liability company membership interests in the Baker Hughes Company (including any deferred consideration payable in connection therewith) and pay fees and expenses in connection therewith and/or with the borrowing of such Delayed Draw Term Loans (or, in the case of this clause (y), to refinance Revolving Loans that were drawn, or to replenish cash on the balance sheet that was used, in each case, to fund any such permitted purpose). No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, for any purpose that entails a violation of any of the regulations of the Federal Reserve Board, including Regulation T, Regulation U and Regulation X.
1.5Amendment to Section 5.12 of the Credit Agreement. Section 5.12 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
SECTION 5.12    Appraisals. At any time that the Administrative Agent requests, the Borrower will, and will cause each Subsidiary to, provide the Administrative Agent with appraisals or updates thereof of its Inventory and Equipment from an appraiser selected and engaged by the Administrative Agent, and prepared on a basis reasonably satisfactory to the Administrative Agent, such appraisals and updates to include, without limitation, information required by any applicable Requirement of Law; provided that, excluding the appraisals of the Collateral constituting Equipment required by Section 4.03(d)(i), unless an Event of Default has occurred and is continuing, the Loan Parties shall not be responsible for the cost and expense of any Equipment appraisals. If no Event of Default has occurred and is continuing, the Administrative Agent may conduct, and the Loan Parties shall be responsible for the costs and expenses of, one (1) Inventory appraisal during any twelve (12)-month period, provided, that, notwithstanding the foregoing, (x) the Loan Parties shall not be responsible for the costs and expenses of any such Inventory appraisal conducted while the aggregate amount of Revolving Loans is zero (other than, to the extent applicable, the Inventory appraisal required by Section 4.01(o)) (provided, further, that on any date that the aggregate amount of Revolving Loans is greater than zero, the Loan Parties shall, at the request of the Administrative Agent, either

(A) reimburse the Administrative Agent for the costs and expenses of any such Inventory appraisal conducted in the ninety (90) day period immediately prior to such date or (B) permit the Administrative Agent to conduct one (1) Inventory appraisal, at the cost and expense of the Loan Parties, during such twelve (12)-month period and the Loan Parties will cause or permit such appraisal to be commenced within ninety (90) days after such date (or such later date as the Administrative Agent may agree in its sole discretion)) and (y) one (1) additional Inventory appraisal may be conducted at any time after Availability falls below the greater of (i) $30,000,000 and (ii) 15% of the Aggregate Revolving Commitment; provided, however, that during any twelve (12)-month period, the Loan Parties shall not be responsible for the costs and expenses of more than two (2) Inventory appraisals that are commenced while no Event of Default has occurred and is continuing. Additionally, there shall be no limitation on the number or frequency of Inventory and Equipment appraisals conducted while an Event of Default has occurred and is continuing and the Loan Parties shall be responsible for the costs and expenses of any Inventory and Equipment appraisals commenced while an Event of Default has occurred and is continuing.
1.6Amendment to Section 5.15 of the Credit Agreement. Section 5.15 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
SECTION 5.15    [Reserved].
SECTION 2.Conditions Precedent to Fourth Amendment. This Fourth Amendment will be effective as of the Fourth Amendment Effective Date, on the condition that the following conditions precedent will have been satisfied:
2.1Counterparts. The Administrative Agent (or its counsel) shall have received counterparts of this Fourth Amendment duly executed by the Borrower, the other Loan Parties, the Administrative Agent and the Lenders.
2.2Absence of Defaults. No Default or Event of Default shall have occurred and is continuing immediately after giving effect to this Fourth Amendment.
2.3Representations and Warranties. The representations and warranties in Section 3 of this Fourth Amendment shall be true and correct.
2.4Fees. The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including, without limitation, (a) all fees due and payable on the Fourth Amendment Effective Date pursuant to the Fee Letter, dated the Fourth Amendment Effective Date, executed by the Administrative Agent and agreed to by the Borrower and (b) the reimbursement or payment of all reasonable out-of-pocket fees and expenses of outside counsel for the Administrative Agent required to be reimbursed or paid by the Borrower pursuant to Section 9.03 of the Amended Credit Agreement, in each case of this clause (b), for which invoices have been presented two (2) Business Days prior to the Fourth Amendment Effective Date.
2.5Other Documents. The Administrative Agent shall have been provided with such documents, instruments and agreements from the Loan Parties, and the Loan Parties shall have taken such actions, in each case, as the Administrative Agent may reasonably request of the Loan Parties prior to the satisfaction of the other conditions in this Section 2 in connection with this Fourth Amendment and the transactions contemplated hereby.
2.6Without limiting the generality of the provisions of Article VIII of the Amended Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Fourth Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 2 to be consented to or approved by or be acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Fourth Amendment Effective Date specifying its objection thereto. All documents executed or submitted pursuant to this Section 2 by and on behalf of the Loan Parties shall be in form and substance reasonably satisfactory to the Administrative Agent and its counsel. The Administrative Agent shall notify the Loan Parties and the Lenders of the Fourth Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 3.Representations and Warranties. The Loan Parties hereby represent and warrant to the Administrative Agent and the Lenders that, as of the date hereof:
3.1Accuracy of Representations and Warranties. After giving effect to this Fourth Amendment, each of the representations and warranties of each Loan Party contained in the Loan Documents is true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date and any such representations and warranties that are qualified by materiality or Material Adverse Effect shall be true and correct in all respects).
3.2Due Authorization, No Conflicts. The execution, delivery and performance of this Fourth Amendment by each Loan Party are within each Loan Party’s limited liability company, limited partnership or corporate power (as applicable), have been duly authorized by all necessary limited liability company, limited partnership or corporate action (as applicable), require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Loan Parties, or result in the creation or imposition of any Lien upon any of the assets of the Loan Parties.
3.3Validity and Binding Effect. This Fourth Amendment constitutes the valid and binding obligations of the Loan Parties enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.
3.4Absence of Defaults. Immediately after giving effect to this Fourth Amendment, no Default or Event of Default has occurred and is continuing under the Amended Credit Agreement.
3.5No Defense. No Loan Party has any defense to payment, counterclaim or rights of set-off with respect to the Secured Obligations on the date hereof.
SECTION 4.No Waiver. Nothing contained in this Fourth Amendment shall be construed as a waiver by the Lenders of any covenant or provision of the Amended Credit Agreement, the other Loan Documents, or of any other contract or instrument between the Loan

Parties and any of the Lenders, and the failure of the Lenders at any time or times hereafter to require strict performance by the Loan Parties of any provision thereof shall not waive, affect or diminish any right of the Lenders to thereafter demand strict compliance therewith. The Administrative Agent and the Lenders hereby reserve all rights granted under the Amended Credit Agreement, the other Loan Documents and any other contract or instrument between the Loan Parties and the Lenders.
SECTION 5.Survival of Representations and Warranties. All representations and warranties made in this Fourth Amendment, including any Loan Document furnished in connection with this Fourth Amendment, shall survive the execution and delivery of this Fourth Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any closing shall affect the representations and warranties or the right of the Administrative Agent to rely upon them.
SECTION 6.Expenses. As provided in Section 9.03 of the Amended Credit Agreement and subject to the limitations expressly set forth therein, the Loan Parties hereby agree to pay on demand all legal and other reasonable out-of-pocket fees, costs and expenses incurred by the Administrative Agent in connection with the negotiation, preparation, and execution of this Fourth Amendment and all related documents.
SECTION 7.Severability. In case any one or more of the provisions contained in this Fourth Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Fourth Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.
SECTION 8.APPLICABLE LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
SECTION 9.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FOURTH AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OR OTHER AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FOURTH AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 10.Successors and Assigns. This Fourth Amendment is binding upon and shall inure to the benefit of the Credit Parties and the Loan Parties and their respective successors and assigns, except the Loan Parties may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Administrative Agent, other than as expressly permitted under the terms of the Amended Credit Agreement.
SECTION 11.Counterparts. This Fourth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Fourth Amendment that is an Electronic Signature transmitted by facsimile, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Fourth Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by facsimile, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it.
SECTION 12.Effect of Consent. No consent or waiver, express or implied, by the Administrative Agent to or for any breach of or deviation from any covenant, condition or duty by the Loan Parties shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty, unless such consent or waiver is given in accordance with the requirements of Section 9.02 of the Amended Credit Agreement.
SECTION 13.Headings. The headings of this Fourth Amendment are for convenience of reference only, are not part of this Fourth Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Fourth Amendment.
SECTION 14.Reaffirmation of Loan Documents; Extension of Liens. This Fourth Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, and the other Loan Documents are hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement, as amended hereby. The Loan Parties hereby confirm and agree that all Liens and other security now or hereafter held by the Administrative Agent for the benefit of the Secured Parties as security for payment of the Secured Obligations are the legal, valid, and binding obligations of the Loan Parties, and the amendments herein contained shall in no manner negatively affect or impair the Secured Obligations or the Liens securing payment and performance thereof, all of which are ratified and confirmed and extended to cover all Collateral contemplated by the Security Agreement.
SECTION 15.Review and Construction of Documents. Each Loan Party hereby acknowledges, and represents and warrants to the Administrative Agent and the Lenders, that (a) such Loan Party has had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Fourth Amendment with its legal counsel, (b) such Loan Party has reviewed this Fourth Amendment and fully understands the effects thereof and all terms and provisions contained herein, (c) such Loan Party has executed this Fourth Amendment of its own free will and volition, and (d) this Fourth Amendment shall be construed as if jointly drafted by the Loan Parties and the Lenders.
SECTION 16.Arms-Length/Good Faith. This Fourth Amendment has been negotiated at arms-length and in good faith by the parties hereto.
SECTION 17.Loan Document. This Fourth Amendment constitutes a “Loan Document” under and as defined in the Amended Credit Agreement.
SECTION 18.Entire Agreement. THIS FOURTH AMENDMENT, THE AMENDED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY

EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.
[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the date set forth above.
BORROWER:

CACTUS COMPANIES, LLC

By:    /s/ Jay A. Nutt
Name: Jay A. Nutt
Title: Executive Vice President and Chief
     Financial Officer

OTHER LOAN PARTIES:

CACTUS WELLHEAD, LLC

By:    /s/ Jay A. Nutt
Name: Jay A. Nutt
Title: Executive Vice President and Chief
     Financial Officer

FLEXSTEEL HOLDINGS, LLC

By:    /s/ Jay A. Nutt
Name: Jay A. Nutt
Title: Executive Vice President and Chief
     Financial Officer

FLEXSTEEL USA, LLC

By:    /s/ Jay A. Nutt
Name: Jay A. Nutt
Title: Executive Vice President and Chief
     Financial Officer

RUBIALES CONSULTING, LLC

By:    /s/ Jay A. Nutt
Name: Jay A. Nutt
Title: Executive Vice President and Chief
     Financial Officer
[Signature Page to Fourth Amendment to Amended and Restated Credit Agreement – Cactus]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, a Lender, Issuing Bank and Swingline Lender

By:     _/s/ Andrew Bae _____
Name:     Andrew Bae
Title:     Authorized Officer

[Signature Page to Fourth Amendment to Amended and Restated Credit Agreement – Cactus]

BANK OZK, as a Lender

By:     _/s/ Jonathan Parker _
Name:     Jonathan Parker
Title:     Director

[Signature Page to Fourth Amendment to Amended and Restated Credit Agreement – Cactus]

BANK OF AMERICA, N.A., as a Lender

By:     _/s/ Michael Danby ___
Name:     Michael Danby
Title:     Senior Vice President

[Signature Page to Fourth Amendment to Amended and Restated Credit Agreement – Cactus]